UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 7, 2019

(Date of earliest event reported)

UBS Commercial Mortgage Trust 2018-C11

(Central Index Key Number 0001740040)

(Exact name of issuing entity)

UBS AG

(Central Index Key Number 0001685185)

Argentic Real Estate Finance LLC

(Central Index Key Number 0001624053)

Natixis Real Estate Capital LLC

(Central Index Key Number 0001542256)

Société Générale

(Central Index Key Number 0001238163)

KeyBank National Association

(Central Index Key Number 0001089877)

Cantor Commercial Real Estate Lending, L.P.

(Central Index Key Number 0001558761)

(Exact name of sponsor as specified in its charter)

UBS Commercial Mortgage Securitization Corp.

(Central Index Key Number 0001532799)

(Exact name of registrant as specified in its charter)

Delaware	333-207340-12	45-3587479
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1285 Avenue of the Americas, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      212-713-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 1.01.	Entry into a Material Definitive Agreement.

On July 10, 2018, UBS Commercial Mortgage Securitization Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of July 1, 2018 (the “Pooling and Servicing Agreement”), among UBS Commercial Mortgage Securitization Corp. (the “Registrant”), as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, of UBS Commercial Mortgage Trust 2018-C11, Commercial Mortgage Pass-Through Certificates, Series 2018-C11 (the “Certificates”).

The Mortgage Loan identified as the HTI Medical Office Portfolio Mortgage Loan in the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a whole loan (the “HTI Medical Office Portfolio Whole Loan”) that also includes additional pari passu promissory notes that are not assets of the Issuing Entity. The HTI Medical Office Portfolio Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated as of July 1, 2018 (the “MSC 2018-H3 Pooling and Servicing Agreement”) by and among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the MSC 2018-H3 securitization transaction into which the controlling companion loan is deposited, and which was previously filed as Exhibit 4.1 to the Current Report on Form 8-K filed on July 17, 2018 with respect to the UBS Commercial Mortgage Trust 2018-C11.

Wells Fargo Bank, National Association, as master servicer under the MSC 2018-H3 Pooling and Servicing Agreement, has appointed KeyBank National Association as a subservicer with respect to the HTI Medical Office Portfolio Whole Loan, pursuant to that certain Primary Servicing Agreement, dated as of July 1, 2018 and attached hereto as Exhibit 4.1, by and between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer. The terms of such primary servicing agreement are substantially similar to the terms of the primary servicing agreement executed by KeyBank National Association, which was previously filed as Exhibit 4.19 to the Current Report on Form 8-K on July 10, 2018 with respect to the UBS Commercial Mortgage Trust 2018-C11, the terms of which are described in the Prospectus under “Transaction Parties—The Primary Servicer—KeyBank National Association—Summary of KeyBank Primary Servicing Agreement.”

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Primary Servicing Agreement, dated as of July 1, 2018, by and between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2019	UBS COMMERCIAL MORTGAGE
SECURITIZATION CORP.
(Registrant)

	By:	/s/ Nicholas Galeone
Name: Nicholas Galeone
Title: President (senior officer in charge of securitization of the depositor)

	By:	/s/ David Schell
Name: David Schell
Title: Managing Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Primary Servicing Agreement, dated as of July 1, 2018, by and between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer.	(E)